UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported) August 24, 2017

OLD REPUBLIC INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

307 North Michigan Avenue, Chicago, Illinois 60601
(Address of principal executive offices) (Zip Code)

(312) 346-8100
(Registrant’s telephone number, including area code)

N /A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is being filed as an amendment to the report on Form 8-K filed by Old Republic International Corporation (“ORI” or the “Company”) with the Securities and Exchange Commission on June 1, 2017 (the “Original Filing”). That Original Filing reported on the voting on matters considered by the shareholders at ORI’s Annual Meeting. The sole purpose of this amendment is to disclose the Company’s decisions regarding: (1) the frequency of future advisory votes on executive compensation, and (2) the “Proxy Access” proposal made by a shareholder. No other changes have been made to the Original Filing of the Company.

Item 5.07. Submission of Matters to a Vote of Security Holders

FREQUENCY OF VOTING ON EXECUTIVE COMPENSATION: On May 26, 2017, the shareholders of ORI conducted a non-binding advisory vote on how frequent future advisory votes on executive compensation should be held. A plurality of ORI shareholders recommended that the Company hold an annual advisory vote on executive compensation. After considering this vote, the Board of Directors of ORI, at its recent meeting, decided that the Company will hold future advisory votes on executive compensation on an annual basis until the Company next considers this issue. It is anticipated that the Company’s shareholders shall again vote on the frequency of shareholder votes on executive compensation no earlier than 2020 and no later than 2023.

PROXY ACCESS: Also, on May 26, 2017, the shareholders of ORI voted in favor of a non-binding shareholder proposal requesting the Board of Directors adopt a By-Law commonly known as “Proxy Access”. After considering this vote at its recent meeting, the Board of Directors concluded that the Company’s longstanding governance structure and the management of the Company’s affairs, as they currently exist, have helped to produce industry-beating value for all of its long-term investors and important stakeholders. As a result, the Board concluded that the Company’s governance structure is appropriately designed to promote managing the business for the long term and no change to the Company’s By-Laws is warranted.

The full text of the Company’s press release concerning these matters is included as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

                    99.1    Press Release dated August 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION
Registrant

Date: August 25, 2017	By:	/s/ John R. Heitkamp, Jr.
John R. Heitkamp, Jr.
Senior Vice President,
Secretary and General Counsel

INDEX TO EXHIBITS

Exhibits

99.1 Press Release dated August 24, 2017